UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 5, 2011

                          AMERICAN MINING CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52403
                            (Commission File Number)

                                   20-3373669
                       (IRS Employer Identification No.)

           3044 BLOOR STREET W, SUITE 1440, TORONTO, ONTARIO  M8X 2Y8
             (Address of principal executive offices and Zip Code)

                                 (647) 456-9521
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              FISCAL YEAR

CHANGE OF NAME

Effective May 5, 2011, the Articles of Incorporation of the Registrant were amended to change the name of the Registrant to American Mining Corporation.
The amendment was effected under Section 92A.180 of the Nevada Revised Statutes, Chapter 92A, and as such, did not require the approval of the Registrant's stockholders.

AMENDMENT OF BYLAWS

Pursuant to the authority granted to the directors of the Registrant by the Articles of Incorporation, the Registrant's board of directors amended the Bylaws of the Registrant effective May 5, 2011, as follows:

Article III, section 01, which required the offices of president and secretary to be held by different persons if the company had more than one director. The amended provision provides that any office may be held by the same person.

A copy of the Amended and Restated Bylaws of the Registrant is filed herewith as
Exhibit 3.2 and is incorporated herein by reference.

ITEM 8.01     OTHER EVENTS

Effective May 5, 2011, the Company's trading symbol on the OTCQB, operated by OTC Markets Group Inc., was changed to AMCM.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

3.1     Amended and Restated Bylaws of American Mining Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN MINING CORPORATION



                                   /s/ Thomas Mills
                                   Thomas Mills, President & CEO
                                   Date: May 9, 2011